UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2011

DriveTime Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-169730	86-0721358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

DT Acceptance Corporation

(Exact name of registrant as specified in its charter)

Arizona	333-169730	82-0587346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4020 East Indian School Road Phoenix, Arizona		85018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (602) 852-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

DriveTime Automotive Group, Inc., a Delaware corporation (“DTAG”), and DT Acceptance Corporation, an Arizona corporation (“DTAC” and together with DTAG, the “Issuers”) are co-issuers, jointly and severally of the 12.625% Senior Secured Notes Due 2017 (the “Notes”) pursuant to the Indenture, dated as of June 4, 2010 (the “Indenture”) among the Issuers, the Guarantors party thereto and Wells Fargo Bank, National Association, as Trustee and Collateral Agent (the “Trustee”). Pursuant to Section 4.10 of the Indenture any subsidiary of the Issuers created after the Issue Date (as defined in the Indenture) is required to become a Guarantor under the Indenture and guarantee the Issuers’ obligations under the Notes. On July 8, 2011, Go Financial Company LLC (“Go Financial”), a wholly-owned subsidiary of DTAC, was formed. Accordingly, on August 16, 2011, the Issuers, Go Financial and the Trustee entered into the Second Supplemental Indenture (the “Second Supplemental Indenture”) whereby Go Financial became a Guarantor under the Indenture and agreed to be bound by the terms of the Indenture applicable to Guarantors.

The foregoing description of the Indenture and the Second Supplemental Indenture is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Indenture which is filed as Exhibit 4.1.1 to the Amendment No. 1 to the Form S-4 Registration Statement filed on October 19, 2010 and the Second Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

4.1	Second Supplemental Indenture, dated August 16, 2011, by and among DriveTime Automotive Group, Inc., DT Acceptance Corporation, Wells Fargo Bank, National Association, as Trustee and Collateral Agent and Go Financial Company LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DriveTime Automotive Group, Inc. (Registrant)

Date: August 22, 2011	By:	/s/ Mark G. Sauder
Mark G. Sauder Chief Financial Officer

DT Acceptance Corporation (Registrant)

Date: August 22, 2011	By:	/s/ Mark G. Sauder
Mark G. Sauder Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated August 16, 2011, by and among DriveTime Automotive Group, Inc., DT Acceptance Corporation, Wells Fargo Bank, National Association, as Trustee and Collateral Agent and Go Financial Company LLC